                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: January 7, 2002
                         -------------------------------
                        (Date of earliest event reported)

                           THE PHOENIX COMPANIES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                    1-16517                06-0493340
        --------                    -------                ----------
(State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)           File Number)          Identification No.)

               One American Row, Hartford, Connecticut 06102-5056
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  860-403-5000
                                  ------------
              (Registrant's telephone number, including area code)

Item 5.  Other Information.

     On January 7, 2002, The Phoenix  Companies,  Inc., a Delaware  corporation, issued a press release,  a copy of which is attached  hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits.

     99.1 Press release of The Phoenix  Companies  Inc.,  dated January 7, 2002,
regarding   announcement  of  authorization  of  additional   shares  for  stock
repurchase program.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                            THE PHOENIX COMPANIES, INC.

                                   By:      /s/ Carole A. Masters
                      Name:    Carole A. Masters
                                            Title:   Vice President and Counsel

Date: January 14, 2002

                                  EXHIBIT INDEX

Exhibit No.             Exhibit
-----------             -------
99.1                    Press release of The Phoenix Companies Inc., dated
                        January 7, 2002, regarding announcement of authorization
                        of additional shares for stock repurchase program.

                                                                    Exhibit 99.1

  [PHOENIX LOGO]

The Phoenix Companies, Inc.                     N  E  W  S     R  E  L  E  A S E

       PNX Board Authorizes Additional Shares for Stock Repurchase Program

HARTFORD,  Conn. - January 7, 2002 - The Phoenix  Companies,  Inc.  (NYSE:  PNX)
today  announced  that its  board of  directors  has  authorized  a  program  to repurchase up to an aggregate of 5 million  shares of the company's  outstanding common stock. This  authorization is in addition to a 6-million share repurchase program the company  announced on September 17, 2001.  Through  January 4, 2002, the company had  repurchased  4.5 million  shares  under that  program.  Phoenix currently has 101.9 million shares of common stock outstanding.

     Under the repurchase  program,  purchases will be made from time to time on the open  market or in  negotiated  transactions,  subject to market  prices and other  conditions.  No time limit was placed on the  duration of the  repurchase program, which may be modified,  extended or terminated at any time. However, it is  management's  current  intention  to complete  the  program  within 12 to 18 months.

     The Phoenix  Companies,  Inc. (NYSE:  PNX) is a leading  provider of wealth management  products and services to  individuals  and  institutions.  Through a variety of advisors and financial services firms, Phoenix helps the affluent and high net worth accumulate, preserve and transfer their wealth with an innovative portfolio of life  insurance,  annuity and  investment  management  products and services.  With a history  dating to 1851, The Phoenix  Companies,  Inc. has two principal  operating  subsidiaries,  Phoenix Life Insurance  Company and Phoenix
Investment Partners, Ltd., and offers trust services through another subsidiary,
Phoenix National Trust Company. Phoenix has corporate offices in Hartford, Conn.
For more information on Phoenix, visit WWW.PHOENIXWM.COM